Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
THIRD QUARTER 2022
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
THIRD QUARTER 2022
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on October 14, 2022. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

PRESENTATION OF NONINTEREST INCOME
Effective for the first quarter of 2022, PNC updated the presentation of its noninterest income categorization to be based on product and service type, and accordingly, has changed the basis of presentation of its noninterest income revenue streams to: (i) Asset management and brokerage, (ii) Capital markets related, (iii) Card and cash management, (iv) Lending and deposit services, (v) Residential and commercial mortgage and (vi) Other noninterest income. For a description of each updated noninterest income revenue stream, see our second quarter 2022 Form 10-Q.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. PNC paid $11.5 billion in cash as consideration for the acquisition.

On October 8, 2021, BBVA USA merged into PNC Bank. As of October 12, 2021, PNC converted approximately 2.6 million customers, 9,000 employees and over 600 branches across seven states. Our results of operations and balance sheets for all periods presented in this Report reflect the benefit of BBVA’s acquired businesses for the period since the acquisition closed on June 1, 2021.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions, except per share data	2022	2022	2022	2021	2021	2022	2021
Interest Income
Loans	$3,138	$2,504	$2,293	$2,414	$2,437	$7,935	$6,593
Investment securities	715	631	544	484	460	1,890	1,350
Other	279	146	77	77	78	502	216
Total interest income	4,132	3,281	2,914	2,975	2,975	10,327	8,159
Interest Expense
Deposits	340	88	27	27	29	455	99
Borrowed funds	317	142	83	86	90	542	275
Total interest expense	657	230	110	113	119	997	374
Net interest income	3,475	3,051	2,804	2,862	2,856	9,330	7,785
Noninterest Income
Asset management and brokerage	357	365	377	385	375	1,099	1,053
Capital markets related	299	409	252	460	482	960	1,117
Card and cash management	671	671	620	646	663	1,962	1,752
Lending and deposit services	287	282	269	273	305	838	829
Residential and commercial mortgage	143	161	159	209	248	463	641
Other (a)	317	177	211	292	268	705	907
Total noninterest income	2,074	2,065	1,888	2,265	2,341	6,027	6,299
Total revenue	5,549	5,116	4,692	5,127	5,197	15,357	14,084
Provision For (Recapture of) Credit Losses	241	36	(208)	(327)	(203)	69	(452)
Noninterest Expense
Personnel	1,805	1,779	1,717	2,038	1,986	5,301	5,103
Occupancy	241	246	258	260	248	745	680
Equipment	344	351	331	437	355	1,026	974
Marketing	93	95	61	97	103	249	222
Other	797	773	805	959	895	2,375	2,232
Total noninterest expense	3,280	3,244	3,172	3,791	3,587	9,696	9,211
Income before income taxes and noncontrolling interests	2,028	1,836	1,728	1,663	1,813	5,592	5,325
Income taxes	388	340	299	357	323	1,027	906
Net income	1,640	1,496	1,429	1,306	1,490	4,565	4,419
Less: Net income attributable to noncontrolling interests	16	15	21	13	16	52	38
Preferred stock dividends (b)	65	71	45	71	57	181	162
Preferred stock discount accretion and redemptions	1	1	2	2	1	4	3
Net income attributable to common shareholders	$1,558	$1,409	$1,361	$1,220	$1,416	$4,328	$4,216
Earnings Per Common Share
Basic	$3.78	$3.39	$3.23	$2.87	$3.31	$10.39	$9.84
Diluted	$3.78	$3.39	$3.23	$2.86	$3.30	$10.39	$9.83
Average Common Shares Outstanding
Basic	410	414	420	424	426	414	426
Diluted	410	414	420	424	426	415	427
Efficiency	59%	63%	68%	74%	69%	63%	65%
Noninterest income to total revenue	37%	40%	40%	44%	45%	39%	45%
Effective tax rate from continuing operations (c)	19.1%	18.5%	17.3%	21.5%	17.8%	18.4%	17.0%
(a)Includes net gains (losses) on sales of securities of less than $1 million, less than $(1) million, $(4) million, $14 million and $15 million for the quarters ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively, and $(4) million and $50 million for the nine months ended September 30, 2022 and September 30, 2021, respectively.
(b)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions, except par value	2022	2022	2022	2021	2021
Assets
Cash and due from banks	$6,548	$8,582	$7,572	$8,004	$8,843
Interest-earning deposits with banks (a)	40,278	28,404	48,776	74,250	75,478
Loans held for sale (b)	1,126	1,191	1,506	2,231	2,121
Investment securities – available for sale	45,798	52,984	112,313	131,536	124,127
Investment securities – held to maturity	90,653	79,748	20,098	1,426	1,479
Loans (b)	315,400	310,800	294,457	288,372	290,230
Allowance for loan and lease losses	(4,581)	(4,462)	(4,558)	(4,868)	(5,355)
Net loans	310,819	306,338	289,899	283,504	284,875
Equity investments	8,130	8,441	7,798	8,180	7,737
Mortgage servicing rights	3,206	2,608	2,208	1,818	1,833
Goodwill	10,987	10,916	10,916	10,916	10,885
Other (b)	41,932	41,574	40,160	35,326	36,137
Total assets	$559,477	$540,786	$541,246	$557,191	$553,515
Liabilities
Deposits
Noninterest-bearing	$138,423	$146,438	$150,798	$155,175	$156,305
Interest-bearing	299,771	294,373	299,399	302,103	292,597
Total deposits	438,194	440,811	450,197	457,278	448,902
Borrowed funds
Federal Home Loan Bank borrowings	30,075	10,000
Bank notes and senior debt	13,357	14,358	16,206	20,661	22,993
Subordinated debt	7,286	7,487	6,766	6,996	7,074
Other (b)	3,915	4,139	3,599	3,127	3,404
Total borrowed funds	54,633	35,984	26,571	30,784	33,471
Allowance for unfunded lending related commitments	682	681	639	662	646
Accrued expenses and other liabilities	19,245	15,622	14,623	12,741	14,199
Total liabilities	512,754	493,098	492,030	501,465	497,218
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,714	2,714	2,713	2,713	2,713
Capital surplus	19,810	18,531	17,487	17,457	17,453
Retained earnings	52,777	51,841	51,058	50,228	49,541
Accumulated other comprehensive income (loss)	(10,486)	(8,358)	(5,731)	409	1,079
Common stock held in treasury at cost: 139, 132, 128, 123, and 120 shares	(18,127)	(17,076)	(16,346)	(15,112)	(14,527)
Total shareholders’ equity	46,688	47,652	49,181	55,695	56,259
Noncontrolling interests	35	36	35	31	38
Total equity	46,723	47,688	49,216	55,726	56,297
Total liabilities and equity	$559,477	$540,786	$541,246	$557,191	$553,515
(a)Amounts include balances held with the Federal Reserve Bank of $39.8 billion, $28.0 billion, $48.4 billion, $73.8 billion and $75.1 billion as of September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our second quarter 2022 Form 10-Q included, and our third quarter 2022 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2022	2022	2022	2021	2021	2022	2021
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$32,500	$37,285	$67,498	$64,521	$63,163	$45,633	$54,900
Non-agency	748	902	1,007	974	1,051	885	1,142
Commercial mortgage-backed	3,489	4,362	5,229	5,538	6,134	4,354	6,280
Asset-backed	110	2,388	6,225	6,206	5,608	2,885	5,590
U.S. Treasury and government agencies	11,789	17,480	47,468	44,415	38,149	25,448	31,017
Other	3,506	4,200	4,876	4,741	4,994	4,189	4,889
Total securities available for sale	52,142	66,617	132,303	126,395	119,099	83,394	103,818
Securities held to maturity
Residential mortgage-backed	39,329	33,086	106			24,317
Commercial mortgage-backed	2,069	1,175				1,089
Asset-backed	6,571	4,119				3,587
U.S. Treasury and government agencies	34,279	28,167	919	812	807	21,243	802
Other	2,600	1,560	569	642	680	1,585	667
Total securities held to maturity	84,848	68,107	1,594	1,454	1,487	51,821	1,469
Total investment securities	136,990	134,724	133,897	127,849	120,586	135,215	105,287
Loans
Commercial and industrial	172,788	166,968	155,481	152,355	152,964	165,142	140,368
Commercial real estate	35,140	34,467	34,004	35,256	37,054	34,541	32,452
Equipment lease financing	6,202	6,200	6,099	6,183	6,300	6,168	6,321
Consumer	54,563	54,551	54,965	56,244	57,533	54,692	53,695
Residential real estate	44,333	42,604	40,152	38,872	37,475	42,378	29,048
Total loans	313,026	304,790	290,701	288,910	291,326	302,921	261,884
Interest-earning deposits with banks (c)	31,892	39,689	62,540	75,377	80,274	44,641	81,383
Other interest-earning assets	9,560	9,935	9,417	9,113	9,113	9,637	8,345
Total interest-earning assets	491,468	489,138	496,555	501,249	501,299	492,414	456,899
Noninterest-earning assets	55,629	57,740	53,541	58,123	57,943	56,029	54,065
Total assets	$547,097	$546,878	$550,096	$559,372	$559,242	$548,443	$510,964
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$60,934	$58,019	$62,596	$65,214	$82,911	$60,510	$69,105
Demand	120,358	119,636	112,372	108,345	106,588	117,485	99,154
Savings	106,761	109,063	108,532	104,644	89,679	108,112	86,662
Time deposits	10,020	10,378	16,043	18,029	19,293	12,125	18,577
Total interest-bearing deposits	298,073	297,096	299,543	296,232	298,471	298,232	273,498
Borrowed funds
Federal Home Loan Bank borrowings	16,708	6,978				7,957	883
Bank notes and senior debt	14,597	16,172	18,015	21,581	22,573	16,249	22,663
Subordinated debt	7,614	6,998	6,773	6,779	6,787	7,131	6,315
Other	5,342	5,508	5,524	5,987	4,992	5,457	4,701
Total borrowed funds	44,261	35,656	30,312	34,347	34,352	36,794	34,562
Total interest-bearing liabilities	342,334	332,752	329,855	330,579	332,823	335,026	308,060
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	141,167	149,432	153,726	156,549	155,948	148,062	133,999
Accrued expenses and other liabilities	15,699	17,116	14,058	16,818	15,332	16,061	14,787
Equity	47,897	47,578	52,457	55,426	55,139	49,294	54,118
Total liabilities and equity	$547,097	$546,878	$550,096	$559,372	$559,242	$548,443	$510,964
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $31.5 billion, $39.3 billion, $62.3 billion, $75.1 billion and $80.1 billion for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, and $44.2 billion and $81.1 billion for the nine months ended September 30, 2022 and September 30, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
	2022	2022	2022	2021	2021	2022	2021
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	2.36%	2.17%	1.73%	1.47%	1.41%	2.01%	1.56%
Non-agency	7.62%	7.56%	7.53%	7.36%	8.07%	7.57%	7.70%
Commercial mortgage-backed	2.70%	2.45%	2.36%	2.37%	2.34%	2.49%	2.47%
Asset-backed	6.31%	1.84%	1.35%	1.48%	1.50%	1.56%	1.80%
U.S. Treasury and government agencies	1.73%	1.60%	1.18%	1.17%	1.18%	1.36%	1.34%
Other	2.47%	2.59%	2.73%	2.77%	2.90%	2.61%	3.05%
Total securities available for sale	2.33%	2.13%	1.62%	1.50%	1.51%	1.91%	1.70%
Securities held to maturity
Residential mortgage-backed	2.30%	1.98%				2.14%
Commercial mortgage-backed	3.50%	2.30%				3.04%
Asset-backed	2.58%	1.92%				2.31%
U.S. Treasury and government agencies	1.19%	1.05%	2.61%	2.89%	2.88%	1.14%	2.86%
Other	4.10%	4.21%	4.17%	4.20%	4.33%	4.12%	4.05%
Total securities held to maturity	1.96%	1.65%	2.99%	3.47%	3.54%	1.82%	3.40%
Total investment securities	2.10%	1.89%	1.64%	1.52%	1.54%	1.88%	1.73%
Loans
Commercial and industrial	3.69%	2.90%	2.75%	2.90%	2.80%	3.14%	2.87%
Commercial real estate	4.27%	3.15%	2.79%	2.86%	3.17%	3.44%	2.98%
Equipment lease financing	3.85%	3.62%	3.74%	3.81%	3.83%	3.73%	3.83%
Consumer	5.32%	4.68%	4.69%	4.71%	4.85%	4.89%	4.82%
Residential real estate	3.21%	3.11%	3.10%	3.26%	3.15%	3.12%	3.35%
Total loans	3.98%	3.29%	3.19%	3.32%	3.32%	3.50%	3.36%
Interest-earning deposits with banks	2.32%	0.79%	0.19%	0.15%	0.16%	0.87%	0.12%
Other interest-earning assets	3.94%	2.76%	2.07%	2.14%	2.03%	2.92%	2.27%
Total yield on interest-earning assets	3.35%	2.69%	2.37%	2.36%	2.36%	2.80%	2.38%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.85%	0.19%	0.03%	0.02%	0.03%	0.36%	0.03%
Demand	0.59%	0.15%	0.02%	0.02%	0.03%	0.26%	0.03%
Savings	0.09%	0.04%	0.04%	0.04%	0.04%	0.06%	0.05%
Time deposits	0.26%	0.18%	0.13%	0.11%	0.12%	0.18%	0.21%
Total interest-bearing deposits	0.45%	0.12%	0.04%	0.04%	0.04%	0.20%	0.05%
Borrowed funds
Federal Home Loan Bank borrowings	2.60%	1.24%				2.20%	0.42%
Bank notes and senior debt	2.96%	1.61%	1.02%	0.94%	0.97%	1.80%	1.00%
Subordinated debt	3.43%	1.94%	1.40%	1.28%	1.28%	2.30%	1.35%
Other	2.20%	1.46%	0.97%	0.79%	0.93%	1.54%	1.02%
Total borrowed funds	2.81%	1.58%	1.10%	0.98%	1.03%	1.95%	1.05%
Total rate on interest-bearing liabilities	0.75%	0.27%	0.13%	0.13%	0.14%	0.39%	0.16%
Interest rate spread	2.60%	2.42%	2.24%	2.23%	2.22%	2.41%	2.22%
Benefit from use of noninterest-bearing sources (b)	0.22%	0.08%	0.04%	0.04%	0.05%	0.13%	0.06%
Net interest margin	2.82%	2.50%	2.28%	2.27%	2.27%	2.54%	2.28%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021 were $29 million, $25 million, $22 million, $22 million and $22 million, respectively. The taxable-equivalent adjustments to net interest income for the nine months ended September 30, 2022 and September 30, 2021 were $76 million and $52 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	September 30	June 30	March 31	December 31	September 30
In millions	2022	2022	2022	2021	2021
Commercial
Commercial and industrial
Manufacturing	$28,629	$27,179	$25,035	$22,597	$22,760
Retail/wholesale trade	27,532	26,475	25,027	22,803	22,238
Service providers	22,043	21,184	20,584	20,750	20,969
Financial services	21,590	19,594	17,674	17,950	18,022
Real estate related (a)	17,513	16,179	15,459	15,123	14,809
Technology, media & telecommunications	11,366	16,249	10,684	10,070	8,920
Health care	10,420	10,153	9,810	9,944	10,567
Transportation and warehousing	7,977	7,604	7,209	7,136	7,318
Other industries	26,743	27,214	26,392	26,560	27,132
Total commercial and industrial	173,813	171,831	157,874	152,933	152,735
Commercial real estate	35,592	34,452	34,171	34,015	36,195
Equipment lease financing	6,192	6,240	6,216	6,130	6,257
Total commercial	215,597	212,523	198,261	193,078	195,187
Consumer
Residential real estate	45,057	43,717	41,566	39,712	38,214
Home equity	25,367	24,693	24,185	24,061	24,479
Automobile	15,025	15,323	16,001	16,635	17,265
Credit card	6,774	6,650	6,464	6,626	6,466
Education	2,287	2,332	2,441	2,533	2,653
Other consumer	5,293	5,562	5,539	5,727	5,966
Total consumer	99,803	98,277	96,196	95,294	95,043
Total loans	$315,400	$310,800	$294,457	$288,372	$290,230
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2022	2022	2022	2021	2021	2022	2021
Allowance for loan and lease losses
Beginning balance	$4,462	$4,558	$4,868	$5,355	$5,730	$4,868	$5,361
Acquisition PCD reserves					(59)		1,056
Gross charge-offs:
Commercial and industrial	(65)	(30)	(41)	(35)	(46)	(136)	(350)
Commercial real estate	(7)	(5)	(10)	(2)	(1)	(22)	(34)
Equipment lease financing	(1)	(2)	(1)	(4)	(3)	(4)	(9)
Residential real estate	(2)		(7)	(4)	(4)	(9)	(11)
Home equity	(3)	(2)	(4)	(4)	(2)	(9)	(16)
Automobile	(32)	(34)	(52)	(49)	(33)	(118)	(120)
Credit card	(59)	(67)	(68)	(60)	(62)	(194)	(196)
Education	(4)	(4)	(4)	(4)	(3)	(12)	(11)
Other consumer	(49)	(51)	(64)	(62)	(52)	(164)	(130)
Total gross charge-offs	(222)	(195)	(251)	(224)	(206)	(668)	(877)
Recoveries:
Commercial and industrial	23	15	30	20	25	68	68
Commercial real estate	1	1	1	2	2	3	5
Equipment lease financing	1	3	3	3	2	7	8
Residential real estate	4	6	5	8	9	15	20
Home equity	19	18	21	23	25	58	63
Automobile	30	39	31	26	38	100	117
Credit card	12	19	12	10	13	43	36
Education	1	2	1	2	2	4	6
Other consumer	12	9	10	6	9	31	21
Total recoveries	103	112	114	100	125	329	344
Net (charge-offs) / recoveries:
Commercial and industrial	(42)	(15)	(11)	(15)	(21)	(68)	(282)
Commercial real estate	(6)	(4)	(9)		1	(19)	(29)
Equipment lease financing		1	2	(1)	(1)	3	(1)
Residential real estate	2	6	(2)	4	5	6	9
Home equity	16	16	17	19	23	49	47
Automobile	(2)	5	(21)	(23)	5	(18)	(3)
Credit card	(47)	(48)	(56)	(50)	(49)	(151)	(160)
Education	(3)	(2)	(3)	(2)	(1)	(8)	(5)
Other consumer	(37)	(42)	(54)	(56)	(43)	(133)	(109)
Total net (charge-offs) (a)	(119)	(83)	(137)	(124)	(81)	(339)	(533)
Provision for (recapture of) credit losses (b)	241	(10)	(172)	(362)	(229)	59	(525)
Other	(3)	(3)	(1)	(1)	(6)	(7)	(4)
Ending balance	$4,581	$4,462	$4,558	$4,868	$5,355	$4,581	$5,355
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(48)	$(18)	$(18)	$(16)	$(21)	$(84)	$(312)
Consumer net charge-offs	(71)	(65)	(119)	(108)	(60)	(255)	(221)
Total net charge-offs (a)	$(119)	$(83)	$(137)	$(124)	$(81)	$(339)	$(533)
Net charge-offs to average loans (annualized)	0.15%	0.11%	0.19%	0.17%	0.11%	0.15%	0.27%
Commercial	0.09%	0.03%	0.04%	0.03%	0.04%	0.05%	0.23%
Consumer	0.28%	0.27%	0.51%	0.45%	0.25%	0.35%	0.36%
(a)    Amounts for the three months ended June 30, 2021 included $248 million attributable to BBVA, primarily related to commercial and industrial loans, which were largely the result of required purchase accounting treatment for the BBVA acquisition on June 1, 2021.
(b)    See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2022	2022	2022	2021	2021	2022	2021 (a)
Provision for (recapture of) credit losses
Loans and leases	$241	$(10)	$(172)	$(362)	$(229)	$59	$(525)
Unfunded lending related commitments	1	42	(23)	16	1	20	16
Investment securities	3	3	1		25	7	51
Other financial assets	(4)	1	(14)	19		(17)	6
Total provision for (recapture of) credit losses	$241	$36	$(208)	$(327)	$(203)	$69	$(452)
(a)     Amounts include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 8: Allowance for Credit Losses by Loan Class (a)

	September 30, 2022			June 30, 2022			September 30, 2021
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,974	$173,813	1.14%	$1,853	$171,831	1.08%	$2,173	$152,735	1.42%
Commercial real estate	994	35,592	2.79%	993	34,452	2.88%	1,312	36,195	3.62%
Equipment lease financing	93	6,192	1.50%	91	6,240	1.46%	118	6,257	1.89%
Total commercial	3,061	215,597	1.42%	2,937	212,523	1.38%	3,603	195,187	1.85%
Consumer
Residential real estate	50	45,057	0.11%	36	43,717	0.08%	42	38,214	0.11%
Home equity	215	25,367	0.85%	190	24,693	0.77%	167	24,479	0.68%
Automobile	214	15,025	1.42%	254	15,323	1.66%	365	17,265	2.11%
Credit card	732	6,774	10.81%	715	6,650	10.75%	701	6,466	10.84%
Education	64	2,287	2.80%	63	2,332	2.70%	81	2,653	3.05%
Other consumer	245	5,293	4.63%	267	5,562	4.80%	396	5,966	6.64%
Total consumer	1,520	99,803	1.52%	1,525	98,277	1.55%	1,752	95,043	1.84%
Total	4,581	$315,400	1.45%	4,462	$310,800	1.44%	5,355	$290,230	1.85%
Allowance for unfunded lending related commitments	682			681			646
Allowance for credit losses	$5,263			$5,143			$6,001

Supplemental Information
Allowance for credit losses to total loans			1.67%			1.65%			2.07%
Commercial			1.70%			1.68%			2.12%
Consumer			1.60%			1.60%			1.96%
(a)     Excludes allowances for investment securities and other financial assets, which together totaled $162 million, $163 million and $162 million at September 30, 2022, June 30, 2022 and September 30, 2021, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2022	2022	2022	2021	2021
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Service providers	$223	$151	$173	$188	$220
Retail/wholesale trade	158	87	59	50	59
Manufacturing	88	101	70	52	62
Real estate related (a)	47	59	39	64	49
Health care	45	54	37	46	56
Transportation and warehousing	29	30	28	18	21
Technology, media & telecommunications	20	21	36	33	37
Other industries	138	146	218	345	325
Total commercial and industrial	748	649	660	796	829
Commercial real estate	148	161	332	364	365
Equipment lease financing	7	5	6	8	10
Total commercial	903	815	998	1,168	1,204
Consumer (b)
Residential real estate	429	457	526	517	533
Home equity	530	556	576	596	592
Automobile	167	175	181	183	184
Credit card	6	6	8	7	7
Other consumer	33	37	9	9	8
Total consumer	1,165	1,231	1,300	1,312	1,324
Total nonperforming loans (c)	2,068	2,046	2,298	2,480	2,528
OREO and foreclosed assets	33	29	26	26	31
Total nonperforming assets	$2,101	$2,075	$2,324	$2,506	$2,559
Nonperforming loans to total loans	0.66%	0.66%	0.78%	0.86%	0.87%
Nonperforming assets to total loans, OREO and foreclosed assets	0.67%	0.67%	0.79%	0.87%	0.88%
Nonperforming assets to total assets	0.38%	0.38%	0.43%	0.45%	0.46%
Allowance for loan and lease losses to nonperforming loans	222%	218%	198%	196%	212%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	July 1, 2022 -	April 1, 2022 -	January 1, 2022 -	October 1, 2021 -	July 1, 2021 -
In millions	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Beginning balance	$2,075	$2,324	$2,506	$2,559	$2,818
New nonperforming assets	438	393	346	395	365
Charge-offs and valuation adjustments	(79)	(55)	(62)	(53)	(71)
Principal activity, including paydowns and payoffs	(182)	(273)	(274)	(240)	(333)
Asset sales and transfers to loans held for sale	(3)	(6)	(21)	(3)	(30)
Returned to performing status	(148)	(308)	(171)	(152)	(190)
Ending balance	$2,101	$2,075	$2,324	$2,506	$2,559

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Under the CARES Act credit reporting rules, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our 2021 Form 10-K included additional information on COVID-19 related loan modifications.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2022	2022	2022	2021	2021
Commercial
Commercial and industrial	$321	$99	$185	$235	$97
Commercial real estate	11	28	68	46	68
Equipment lease financing	6	7	20	25	5
Total commercial	338	134	273	306	170
Consumer
Residential real estate
Non government insured	223	230	239	310	178
Government insured	75	68	66	69	81
Home equity	46	43	41	53	45
Automobile	96	102	109	146	114
Credit card	44	37	39	49	42
Education
Non government insured	6	5	5	5	5
Government insured	30	39	36	38	40
Other consumer	21	38	47	35	34
Total consumer	541	562	582	705	539
Total	$879	$696	$855	$1,011	$709
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.28%	0.22%	0.29%	0.35%	0.24%
Commercial	0.16%	0.06%	0.14%	0.16%	0.09%
Consumer	0.54%	0.57%	0.61%	0.74%	0.57%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2022	2022	2022	2021	2021
Commercial
Commercial and industrial	$55	$128	$64	$72	$50
Commercial real estate	4	11	41	24	2
Equipment lease financing	6	4	1	2	4
Total commercial	65	143	106	98	56
Consumer
Residential real estate
Non government insured	49	53	47	78	53
Government insured	46	42	37	41	45
Home equity	16	14	16	18	18
Automobile	21	24	26	40	23
Credit card	30	25	28	33	27
Education
Non government insured	4	2	3	2	3
Government insured	22	21	21	23	23
Other consumer	15	21	26	22	15
Total consumer	203	202	204	257	207
Total	$268	$345	$310	$355	$263
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.08%	0.11%	0.11%	0.12%	0.09%
Commercial	0.03%	0.07%	0.05%	0.05%	0.03%
Consumer	0.20%	0.21%	0.21%	0.27%	0.22%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	September 30	June 30	March 31	December 31	September 30
Dollars in millions	2022	2022	2022	2021	2021
Commercial
Commercial and industrial	$139	$138	$105	$132	$56
Commercial real estate	5		7	1	11
Total commercial	144	138	112	133	67
Consumer
Residential real estate
Non government insured	30	20	41	59	33
Government insured	166	182	232	269	268
Automobile	6	6	8	14	4
Credit card	58	54	62	62	53
Education
Non government insured	2	2	2	2	1
Government insured	61	56	62	63	60
Other consumer	12	12	15	17	11
Total consumer	335	332	422	486	430
Total	$479	$470	$534	$619	$497
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.15%	0.15%	0.18%	0.21%	0.17%
Commercial	0.07%	0.06%	0.06%	0.07%	0.03%
Consumer	0.34%	0.34%	0.44%	0.51%	0.45%
Total accruing loans past due	$1,626	$1,511	$1,699	$1,985	$1,469
Commercial	$547	$415	$491	$537	$293
Consumer	$1,079	$1,096	$1,208	$1,448	$1,176
Total accruing loans past due to total loans	0.52%	0.49%	0.58%	0.69%	0.51%
Commercial	0.25%	0.20%	0.25%	0.28%	0.15%
Consumer	1.08%	1.12%	1.26%	1.52%	1.24%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. As a result of the BBVA acquisition, we have become a coast-to-coast retail bank. Our national expansion strategy is designed to grow customers with digitally-led banking and a thin branch network as we expand into new markets. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management and capital markets related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Within Treasury Management, PNC Global Transfers provides wholesale money transfer processing capabilities between the U.S., Mexico and other countries primarily in Central and South America. Capital markets related products and services include foreign exchange, derivatives, fixed income, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two distinct operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	September 30	June 30	March 31	December 31	September 30
	2022	2022	2022	2021	2021
Full-time employees
Retail Banking	33,288	33,565	33,293	32,563	33,188
Other full-time employees	26,328	25,390	25,037	25,105	25,442
Total full-time employees	59,616	58,955	58,330	57,668	58,630
Part-time employees
Retail Banking	1,520	1,712	1,670	1,669	1,616
Other part-time employees	77	460	82	89	94
Total part-time employees	1,597	2,172	1,752	1,758	1,710
Total	61,213	61,127	60,082	59,426	60,340

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
In millions	2022	2022	2022	2021	2021	2022	2021
Net Income
Retail Banking	$560	$322	$340	$362	$447	$1,222	$1,286
Corporate & Institutional Banking	929	1,003	956	1,334	1,123	2,888	2,990
Asset Management Group	90	86	102	106	114	278	300
Other	45	70	10	(509)	(210)	125	(195)
Net income excluding noncontrolling interests	$1,624	$1,481	$1,408	$1,293	$1,474	$4,513	$4,381

Revenue
Retail Banking	$2,742	$2,410	$2,276	$2,408	$2,375	$7,428	$6,594
Corporate & Institutional Banking	2,255	2,221	1,964	2,281	2,306	6,440	6,073
Asset Management Group	396	387	386	388	397	1,169	1,075
Other	156	98	66	50	119	320	342
Total revenue	$5,549	$5,116	$4,692	$5,127	$5,197	$15,357	$14,084
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2022	2022	2022	2021	2021	2022	2021
Income Statement
Net interest income	$2,017	$1,662	$1,531	$1,634	$1,713	$5,210	$4,572
Noninterest income	725	748	745	774	662	2,218	2,022
Total revenue	2,742	2,410	2,276	2,408	2,375	7,428	6,594
Provision for (recapture of) credit losses	92	55	(81)	55	(113)	66	(156)
Noninterest expense	1,901	1,913	1,892	1,874	1,889	5,706	5,042
Pretax earnings	749	442	465	479	599	1,656	1,708
Income taxes	175	105	109	112	140	389	396
Noncontrolling interests	14	15	16	5	12	45	26
Earnings	$560	$322	$340	$362	$447	$1,222	$1,286
Average Balance Sheet
Loans held for sale	$837	$957	$1,183	$1,425	$1,583	$991	$1,296
Loans
Consumer
Residential real estate	$34,465	$33,240	$31,528	$30,888	$30,702	$33,088	$23,323
Home equity	23,393	22,886	22,458	22,572	23,047	22,916	22,324
Automobile	15,088	15,566	16,274	16,944	17,377	15,638	15,398
Credit card	6,684	6,508	6,401	6,513	6,484	6,532	6,070
Education	2,327	2,410	2,532	2,620	2,712	2,422	2,820
Other consumer	2,092	2,173	2,348	2,612	2,892	2,204	2,326
Total consumer	84,049	82,783	81,541	82,149	83,214	82,800	72,261
Commercial	10,881	11,044	11,610	12,844	15,895	11,176	14,819
Total loans	$94,930	$93,827	$93,151	$94,993	$99,109	$93,976	$87,080
Total assets	$114,619	$113,068	$111,754	$113,782	$117,394	$113,157	$103,820
Deposits
Noninterest-bearing	$65,405	$65,599	$64,058	$65,510	$65,985	$65,026	$55,107
Interest-bearing	198,956	202,801	201,021	197,312	196,006	200,918	179,567
Total deposits	$264,361	$268,400	$265,079	$262,822	$261,991	$265,944	$234,674
Performance Ratios
Return on average assets	1.94%	1.14%	1.23%	1.26%	1.51%	1.44%	1.66%
Noninterest income to total revenue	26%	31%	33%	32%	28%	30%	31%
Efficiency	69%	79%	83%	78%	80%	77%	76%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2022	2022	2022	2021	2021	2022	2021
Supplemental Noninterest Income Information
Asset management and brokerage	$131	$135	$134	$131	$122	$400	$334
Card and cash management	$344	$351	$308	$347	$346	$1,003	$934
Lending and deposit services	$167	$167	$164	$157	$180	$498	$462
Residential and commercial mortgage	$38	$71	$99	$101	$147	$208	$355
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$170	$145	$135	$133	$139
Serviced portfolio acquisitions	$29	$15	$6	$2	$2	$50	$42
MSR asset value (b)	$2.1	$1.6	$1.3	$1.1	$1.1
MSR capitalization value (in basis points) (b)	122	112	98	81	81
Servicing income: (in millions)
Servicing fees, net (c)	$50	$36	$33	$14	$18	$119	$20
Mortgage servicing rights valuation, net of economic hedge	$(30)	$13	$2	$2	$24	$(15)	$62
Residential mortgage loan statistics
Loan origination volume (in billions)	$3.1	$4.8	$5.1	$6.6	$7.4	$13.0	$18.2
Loan sale margin percentage	1.97%	1.88%	2.45%	2.55%	3.01%	2.13%	2.95%
Percentage of originations represented by:
Purchase volume (d)	85%	74%	42%	38%	47%	64%	45%
Refinance volume	15%	26%	58%	62%	53%	36%	55%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	65%	64%	64%	64%	66%	64%	66%
Digital consumer customers (f)	78%	78%	78%	79%	80%	78%	80%
Credit-related statistics
Nonperforming assets	$1,027	$1,088	$1,168	$1,220	$1,220
Net charge-offs - loans and leases	$98	$88	$141	$124	$82	$327	$269
Other statistics
ATMs	9,169	9,301	9,502	9,523	9,572
Branches (g)	2,527	2,535	2,591	2,629	2,712
Brokerage account client assets (in billions) (h)	$67	$68	$74	$78	$76
(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three and nine months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions	2022	2022	2022	2021	2021	2022	2021
Income Statement
Net interest income	$1,368	$1,253	$1,160	$1,228	$1,250	$3,781	$3,343
Noninterest income	887	968	804	1,053	1,056	2,659	2,730
Total revenue	2,255	2,221	1,964	2,281	2,306	6,440	6,073
Provision for (recapture of) credit losses	150	(17)	(118)	(369)	(99)	15	(277)
Noninterest expense	890	934	837	975	980	2,661	2,504
Pretax earnings	1,215	1,304	1,245	1,675	1,425	3,764	3,846
Income taxes	281	298	285	337	299	864	846
Noncontrolling interests	5	3	4	4	3	12	10
Earnings	$929	$1,003	$956	$1,334	$1,123	$2,888	$2,990
Average Balance Sheet
Loans held for sale	$449	$490	$628	$539	$541	$522	$598
Loans
Commercial
Commercial and industrial	$160,140	$153,948	$141,622	$137,079	$134,128	$151,971	$123,505
Commercial real estate	33,525	32,844	32,433	33,559	35,368	32,938	30,919
Equipment lease financing	6,202	6,201	6,099	6,184	6,300	6,168	6,321
Total commercial	199,867	192,993	180,154	176,822	175,796	191,077	160,745
Consumer	7	14	8	12	20	9	14
Total loans	$199,874	$193,007	$180,162	$176,834	$175,816	$191,086	$160,759
Total assets	$224,984	$219,513	$200,724	$198,874	$202,268	$215,163	$184,964
Deposits
Noninterest-bearing	$73,523	$81,028	$86,178	$88,023	$85,869	$80,197	$76,105
Interest-bearing	71,925	65,151	68,429	72,397	77,247	68,514	72,147
Total deposits	$145,448	$146,179	$154,607	$160,420	$163,116	$148,711	$148,252
Performance Ratios
Return on average assets	1.64%	1.83%	1.93%	2.66%	2.20%	1.79%	2.16%
Noninterest income to total revenue	39%	44%	41%	46%	46%	41%	45%
Efficiency	39%	42%	43%	43%	42%	41%	41%
Other Information
Consolidated revenue from:
Treasury Management (b)	$753	$659	$546	$560	$592	$1,958	$1,609
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$26	$20	$16	$42	$44	$62	$103
Commercial mortgage loan servicing income (d)	66	70	68	90	88	204	244
Commercial mortgage servicing rights valuation, net of economic hedge	53	33	13	16	14	99	64
Total	$145	$123	$97	$148	$146	$365	$411
MSR asset value (e)	$1,132	$988	$886	$740	$703
Average loans by C&IB business
Corporate Banking	$109,197	$103,595	$92,503	$87,284	$85,208	$101,826	$78,975
Real Estate	45,837	44,202	43,213	44,787	47,335	44,427	42,313
Business Credit	28,930	28,246	26,535	26,065	25,540	27,913	23,367
Commercial Banking	9,008	9,459	10,045	10,924	13,458	9,500	12,435
Other	6,902	7,505	7,866	7,774	4,275	7,420	3,669
Total average loans	$199,874	$193,007	$180,162	$176,834	$175,816	$191,086	$160,759
Credit-related statistics
Nonperforming assets (e)	$779	$674	$866	$1,007	$1,061
Net charge-offs (recoveries) - loans and leases	$33	$11	$(1)	$(1)	$13	$43	$290
(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to ammortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Nine months ended
	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Dollars in millions, except as noted	2022	2022	2022	2021	2021	2022	2021
Income Statement
Net interest income	$165	$153	$138	$130	$141	$456	$346
Noninterest income	231	234	248	258	256	713	729
Total revenue	396	387	386	388	397	1,169	1,075
Provision for (recapture of) credit losses	4	5	2	(15)	(6)	11	8
Noninterest expense	274	270	251	265	255	795	676
Pretax earnings	118	112	133	138	148	363	391
Income taxes	28	26	31	32	34	85	91
Earnings	$90	$86	$102	$106	$114	$278	$300
Average Balance Sheet
Loans
Consumer
Residential real estate	$8,430	$7,835	$6,989	$6,295	$5,727	$7,756	$4,608
Other consumer	4,640	4,633	4,541	4,535	4,544	4,605	4,249
Total consumer	13,070	12,468	11,530	10,830	10,271	12,361	8,857
Commercial	1,328	1,560	1,848	2,093	2,693	1,577	1,629
Total loans	$14,398	$14,028	$13,378	$12,923	$12,964	$13,938	$10,486
Total assets	$14,820	$14,449	$13,801	$13,317	$13,805	$14,360	$11,124
Deposits
Noninterest-bearing	$2,286	$2,824	$3,458	$3,025	$4,332	$2,852	$2,884
Interest-bearing	27,054	28,839	29,830	26,318	24,984	28,564	21,590
Total deposits	$29,340	$31,663	$33,288	$29,343	$29,316	$31,416	$24,474
Performance Ratios
Return on average assets	2.41%	2.39%	3.00%	3.16%	3.28%	2.59%	3.61%
Noninterest income to total revenue	58%	60%	64%	66%	64%	61%	68%
Efficiency	69%	70%	65%	68%	64%	68%	63%
Other Information
Nonperforming assets (b)	$95	$114	$72	$62	$80
Net charge-offs (recoveries) - loans and leases	$(2)	$(1)	$2	$1	$(1)	$(1)	$1
Brokerage account client assets (in billions) (b)	$4	$4	$5	$5	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$166	$167	$182	$192	$183
Nondiscretionary client assets under administration	148	153	165	175	170
Total	$314	$320	$347	$367	$353
Discretionary client assets under management
PNC Private Bank	$99	$103	$115	$123	$117
Institutional Asset Management	67	64	67	69	66
Total	$166	$167	$182	$192	$183
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.